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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 13, 2003


                             SEMOTUS SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


             NEVADA                      0-21069                 36-3574355
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)


                 16400 Lark Ave., Suite 230 Los Gatos, CA 95032
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               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 358-7100
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              (Registrant's Telephone Number, including area code)


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     ITEM 5. Other Events.

     On February 13, 2003, Semotus Solutions, Inc. issued a press release with respect to its financial results for the third quarter ended December 31, 2002. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     ITEM 7. Financial Statements and Exhibits.

(c) The following exhibits are filed with this report:

Exhibit
Number        Description
------        -----------
 99.1         Press Release of Semotus Solutions, Inc. dated February 13, 2003.




















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       SEMOTUS SOLUTIONS, INC.

Date: February 14, 2003                By: /s/ Anthony N. LaPine
                                           ---------------------------------
                                           Anthony N. LaPine,
                                           President and Chief Executive Officer